                                                                    EXHIBIT 24.2


                                POWER OF ATTORNEY

         Know all men by these presents, that each person whose signature appears below constitutes and appoints John Campbell Carruth and Christopher L. Ellis, or each of them as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director or officer of USFreightways Corporation) to sign any and all amendments and post-effective amendments to this Registration Statement (including registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933 and all amendments thereto) and to file the same, with all exhibits hereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


                   SIGNATURE                                             DATE

/s/ Douglas E. Christensen                                          April 29, 1999
------------------------------------------------
Douglas E. Christensen

/s/ Robert Dohse                                                    April 29, 1999
------------------------------------------------
Robert Dohse

/s/ Charles V. Eggleton                                             April 29, 1999
------------------------------------------------
Charles V. Eggleton

/s/ Robert V. Fasso                                                 April 29, 1999
------------------------------------------------
Robert V. Fasso

/s/ Jeffrey A. Hale                                                 April 29, 1999
------------------------------------------------
Jeffrey A. Hale

/s/ Don Kolczak                                                     April 29, 1999
------------------------------------------------
Don Kolczak

/s/ Thomas A. Lilly                                                 April 29, 1999
------------------------------------------------
Thomas A. Lilly

/s/ Jared J. McArthur                                               April 29, 1999
------------------------------------------------
Jared J. McArthur

/s/ David L. McGowan                                                April 29, 1999
------------------------------------------------
David L. McGowan

/s/ Peter B. Neydon                                                 April 29, 1999
------------------------------------------------
Peter B. Neydon

                                                                    EXHIBIT 24.2




/s/ Donald A. Nordorft                                              April 29, 1999
------------------------------------------------
Donald A. Nordorft

/s/ John O'Sullivan                                                 April 29, 1999
------------------------------------------------
John O'Sullivan

/s/ Robert S. Owen                                                  April 29, 1999
------------------------------------------------
Robert S. Owen

/s/ Richard C. Pagano                                               April 29, 1999
------------------------------------------------
Richard C. Pagano

/s/ Daniel Para                                                     April 29, 1999
------------------------------------------------
Daniel Para

/s/ Larry Pittman                                                   April 29, 1999
------------------------------------------------
Larry Pittman

/s/ Gerald Post                                                     April 29, 1999
------------------------------------------------
Gerald Post

/s/ David M. Schlagel                                               April 29, 1999
------------------------------------------------
David M. Schlagel

/s/ Kevin Sheehan                                                   April 29, 1999
------------------------------------------------
Kevin Sheehan

/s/ Jeff Skoczylas                                                  April 29, 1999
------------------------------------------------
Jeff Skoczylas

/s/ Donnie Venhaus                                                  April 29, 1999
------------------------------------------------
Donnie Venhaus

/s/ Stephen J. Wonch                                                April 29, 1999
------------------------------------------------
Stephen J. Wonch